UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09243
The Gabelli Utility Trust
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Utility Trust
Semi-Annual Report
June 30, 2010
   Mario J. Gabelli, CFA
To Our Shareholders,
     The Gabelli Utility Trust’s (the “Fund”) net asset value (“NAV”) total return was (5.6)% during the semi-annual period ended June 30, 2010, compared with returns of (7.1)% and (7.8)% for the Standard & Poor’s (“S&P”) 500 Utilities Index and the Lipper Utility Fund Average, respectively. The total return for the Fund’s publicly traded shares was (7.8)% during first half of the year. For the one year period ended June 30, 2010, the Fund’s NAV total return was 17.4% and the total return for the Fund’s publicly traded shares was 24.9%, compared with returns of 5.7% and 6.5% for the S&P 500 Utilities Index and the Lipper Utility Fund Average, respectively. On June 30, 2010, the Fund’s NAV per share was $4.57, while the price of the publicly traded shares closed at $7.94 on the NYSE.
Enclosed are the financial statements and the investment portfolio as of June 30, 2010.
Comparative Results
Average Annual Returns through June 30, 2010 (a) (Unaudited)

							Since
		Year to					Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	(07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	(7.31)%	(5.58)%	17.41%	(6.46)%	1.78%	5.89%	6.08%
Investment Total Return (c)	5.17	(7.78)	24.86	3.29	4.80	9.14	9.44
S&P 500 Index	(11.41)	(6.64)	14.43	(9.80)	(0.79)	(1.59)	(0.96)
S&P 500 Utilities Index	(3.74)	(7.14)	5.73	(6.81)	1.56	2.78	2.69
Lipper Utility Fund Average	(6.03)	(7.79)	6.47	(8.70)	2.09	2.10	2.86

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

THE GABELLI UTILITY TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of June 30, 2010:

Energy and Utilities: Electric Integrated	49.2%
Energy and Utilities: Natural Gas Integrated	8.8%
Energy and Utilities:
Electric Transmission and Distribution	8.2%
Energy and Utilities: Natural Gas Utilities	8.1%
Telecommunications	4.4%
Cable and Satellite	4.0%
Energy and Utilities: Global Utilities	3.7%
Energy and Utilities: Water	3.3%
Wireless Communications	2.3%
Energy and Utilities: Merchant Energy	1.6%
Energy and Utilities: Natural Resources	1.3%
Diversified Industrial	1.3%
Entertainment	0.9%
Communications Equipment	0.6%
Independent Power Producers and Energy Traders	0.4%
U.S. Government Obligations	0.4%
Energy and Utilities: Services	0.4%
Aerospace	0.3%
Transportation	0.3%
Energy and Utilities: Alternative Energy	0.2%
Environmental Services	0.1%
Real Estate	0.1%
Equipment and Supplies	0.1%
Investment Companies	0.0%
Agriculture	0.0%
Publishing	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Shareholder Meeting – May 17, 2010 – Final Results
     The Fund’s Annual Meeting of Shareholders was held on May 17, 2010 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, Thomas E. Bratter, and Vincent D. Enright as Trustees of the Fund. A total of 24,610,291 votes, 24,505,604 votes, and 24,556,979 votes were cast in favor of each Trustee and a total of 717,774 votes, 822,461 votes, and 771,086 votes were withheld for each Trustee, respectively.
     Anthony J. Colavita, James P. Conn, Frank J. Fahrenkopf, Jr., John D. Gabelli, Robert J. Morrissey, Anthony R. Pustorino, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.
     We thank you for your participation and appreciate your continued support.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.5%
	ENERGY AND UTILITIES — 85.6%
	Energy and Utilities: Alternative Energy — 0.2%
13,000	Ormat Industries Ltd.	$177,043	$96,641
11,000	Ormat Technologies Inc.	234,175	311,190
8,100	Renegy Holdings Inc.†	57,108	4,172

		468,326	412,003

	Energy and Utilities: Electric Integrated — 49.2%
210,000	Allegheny Energy Inc.	6,095,647	4,342,800
23,000	ALLETE Inc.	728,776	787,520
75,000	Alliant Energy Corp.	1,824,382	2,380,500
20,000	Ameren Corp.	691,088	475,400
78,000	American Electric Power Co. Inc.	2,568,822	2,519,400
10,000	Avista Corp.	199,636	195,300
50,000	Black Hills Corp.	1,431,322	1,423,500
26,000	Central Vermont Public Service Corp.	482,572	513,240
27,000	Cleco Corp.	524,506	713,070
125,000	CMS Energy Corp.	1,418,407	1,831,250
160,000	Constellation Energy Group Inc.	6,078,680	5,160,000
32,000	Dominion Resources Inc.	1,402,789	1,239,680
136,000	DPL Inc.	2,860,019	3,250,400
24,000	DTE Energy Co.	978,366	1,094,640
140,000	Duke Energy Corp.	2,697,529	2,240,000
86,000	Edison International	3,727,375	2,727,920
185,000	El Paso Electric Co.†	3,347,782	3,579,750
1,000	Emera Inc.	21,639	23,127
3,000	Entergy Corp.	75,249	214,860
45,000	FirstEnergy Corp.	1,847,638	1,585,350
215,000	Great Plains Energy Inc.	5,675,890	3,659,300
55,000	Hawaiian Electric Industries Inc.	1,335,289	1,252,900
92,000	Integrys Energy Group Inc.	4,632,153	4,024,080
60,000	Maine & Maritimes Corp.	1,894,682	2,658,600
64,000	MGE Energy Inc.	1,887,100	2,306,560
95,000	NextEra Energy Inc.	4,094,308	4,632,200
48,000	NiSource Inc.	1,020,000	696,000
110,000	NorthWestern Corp.	3,338,803	2,882,000
35,000	NV Energy Inc.	312,248	413,350
100,000	OGE Energy Corp.	2,406,346	3,656,000
24,000	Otter Tail Corp.	637,145	463,920
48,000	PG&E Corp.	1,280,160	1,972,800
100,000	PNM Resources Inc.	1,119,082	1,118,000
95,000	Progress Energy Inc.	4,127,681	3,725,900
40,000	Progress Energy Inc., CVO†	20,800	6,000
38,000	Public Service Enterprise Group Inc.	996,629	1,190,540
60,500	SCANA Corp.	1,918,305	2,163,480
104,000	TECO Energy Inc.	1,548,928	1,567,280
25,000	The Empire District Electric Co.	515,057	469,250
150,000	UniSource Energy Corp.	4,583,635	4,527,000
18,000	Unitil Corp.	466,141	376,380
47,000	Vectren Corp.	1,162,166	1,112,020
260,000	Westar Energy Inc.	5,973,605	5,618,600
90,000	Wisconsin Energy Corp.	3,273,387	4,566,600
190,000	Xcel Energy Inc.	3,268,325	3,915,900

		96,490,089	95,272,367

	Energy and Utilities:
	Electric Transmission and Distribution — 8.2%
243	Brookfield Infrastructure Partners LP	5,103	3,856
50,000	CH Energy Group Inc.	2,261,677	1,962,000
60,000	Consolidated Edison Inc.	2,684,666	2,586,000
135,000	Northeast Utilities	2,670,943	3,439,800
190,000	NSTAR	4,627,451	6,650,000
22,500	Pepco Holdings Inc.	449,918	352,800
36,666	UIL Holdings Corp.	966,693	917,750

		13,666,451	15,912,206

	Energy and Utilities: Global Utilities — 3.7%
1,500	Areva SA	613,197	627,323
8,000	Chubu Electric Power Co. Inc.	189,551	199,242
40,000	Electric Power Development Co. Ltd.	1,440,584	1,273,087
45,000	Endesa SA	1,676,497	962,721
300,000	Enel SpA	1,862,753	1,280,327
300,000	Hera SpA	433,286	495,622
8,000	Hokkaido Electric Power Co. Inc.	156,870	172,821
8,000	Hokuriku Electric Power Co.	146,449	176,079
3,500	Huaneng Power International Inc., ADR	135,552	82,355
35,000	Korea Electric Power Corp., ADR†	565,727	450,800
8,000	Kyushu Electric Power Co. Inc.	167,818	180,060
2,000	Niko Resources Ltd.	113,769	186,013
8,000	Shikoku Electric Power Co. Inc.	155,987	229,463
8,000	The Chugoku Electric Power Co. Inc.	150,761	165,492
8,000	The Kansai Electric Power Co. Inc.	158,472	195,532
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
8,000	The Tokyo Electric Power Co. Inc.	$191,450	$218,153
15,000	Tohoku Electric Power Co. Inc.	284,854	323,192

		8,443,577	7,218,282

	Energy and Utilities: Merchant Energy — 1.6%
7,162	Dynegy Inc.†	175,000	27,574
8,130	Mirant Corp.†	37,373	85,853
300,000	Mirant Corp., Escrow† (a)	0	0
320,000	The AES Corp.†	3,899,717	2,956,800

		4,112,090	3,070,227

	Energy and Utilities: Natural Gas Integrated — 7.8%
185,000	El Paso Corp.	1,612,843	2,055,350
1,000	Energen Corp.	66,090	44,330
130,000	National Fuel Gas Co.	4,434,268	5,964,400
100,000	ONEOK Inc.	2,674,346	4,325,000
120,000	Southern Union Co.	2,059,886	2,623,200

		10,847,433	15,012,280

	Energy and Utilities: Natural Gas Utilities — 8.1%
26,000	AGL Resources Inc.	643,173	931,320
40,000	Atmos Energy Corp.	993,963	1,081,600
26,000	Chesapeake Utilities Corp.	619,308	816,400
12,500	Corning Natural Gas Corp.	196,189	274,063
30,000	Delta Natural Gas Co. Inc.	502,057	877,500
11,445	GDF Suez	387,206	328,895
11,445	GDF Suez, Strips	0	14
90,000	Nicor Inc.	3,094,353	3,645,000
35,000	Piedmont Natural Gas Co. Inc.	553,257	885,500
6,000	RGC Resources Inc.	128,344	186,000
145,000	Southwest Gas Corp.	4,030,376	4,277,500
120,000	Spectra Energy Corp.	3,280,847	2,408,400

		14,429,073	15,712,192

	Energy and Utilities: Natural Resources — 1.3%
6,000	Anadarko Petroleum Corp.	265,940	216,540
34,000	Compania de Minas Buenaventura SA, ADR	381,326	1,306,960
12,000	Exxon Mobil Corp.	673,693	684,840
3,000	Peabody Energy Corp.	112,025	117,390
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	200,880

		1,670,304	2,526,610

	Energy and Utilities: Services — 0.4%
40,000	ABB Ltd., ADR	436,920	691,200
3,000	Tenaris SA, ADR	136,820	103,830

		573,740	795,030

	Energy and Utilities: Water — 3.3%
14,000	American States Water Co.	312,701	463,960
28,000	American Water Works Co. Inc.	602,000	576,800
21,833	Aqua America Inc.	221,008	386,008
24,750	Artesian Resources Corp., Cl. A	257,250	456,885
20,000	California Water Service Group	555,152	714,000
7,500	Connecticut Water Service Inc.	146,455	157,650
51,333	Middlesex Water Co.	801,882	813,628
33,000	Pennichuck Corp.	680,437	726,990
80,000	SJW Corp.	1,482,532	1,875,200
8,101	Southwest Water Co.	51,035	84,898
9,000	The York Water Co.	108,269	127,800

		5,218,721	6,383,819

	Diversified Industrial — 1.3%
2,200	Alstom SA	201,640	100,832
1,000	Bouygues SA	43,572	39,040
6,000	Cooper Industries plc	129,352	264,000
140,000	General Electric Co.	2,798,299	2,018,800

		3,172,863	2,422,672

	Equipment and Supplies — 0.1%
50,000	Capstone Turbine Corp.†	83,080	49,000
2,000	Mueller Industries Inc.	88,019	49,200

		171,099	98,200

	Environmental Services — 0.0%
3,000	Suez Environnement Co. SA	0	49,837

	Independent Power Producers and Energy Traders — 0.4%
40,000	NRG Energy Inc.†	966,620	848,400

	TOTAL ENERGY AND UTILITIES	160,230,386	165,734,125

	COMMUNICATIONS — 11.3%
	Cable and Satellite — 4.0%
82,000	Cablevision Systems Corp., Cl. A	1,669,288	1,968,820
5,000	Cogeco Cable Inc.	105,008	161,195
20,000	Cogeco Inc.	389,461	563,618
43,000	DIRECTV, Cl. A†	685,202	1,458,560
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
55,000	DISH Network Corp., Cl. A	$1,115,262	$998,250
10,000	EchoStar Corp., Cl. A†	280,860	190,800
35,000	Liberty Global Inc., Cl. A†	739,454	909,650
20,000	Liberty Global Inc., Cl. C†	421,966	519,800
8,000	Rogers Communications Inc., Cl. B	119,139	262,080
12,000	Time Warner Cable Inc.	515,102	624,960

		6,040,742	7,657,733

	Communications Equipment — 0.6%
260,000	Furukawa Electric Co. Ltd.	1,199,164	1,152,746
2,000	QUALCOMM Inc.	76,300	65,680

		1,275,464	1,218,426

	Telecommunications — 4.4%
45,000	AT&T Inc.	1,132,914	1,088,550
2,000	Belgacom SA	69,509	63,258
4,350	Bell Aliant Regional Communications Income Fund (a)	117,218	103,913
16,000	BT Group plc, ADR	487,541	307,360
210,000	Cincinnati Bell Inc.†	863,487	632,100
2,000	Comstar United Telesystems OJSC, GDR	13,882	12,200
56,000	Deutsche Telekom AG, ADR	939,497	653,520
2,000	France Telecom SA, ADR	22,799	34,620
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	42
500	Mobistar SA	41,057	26,680
19,000	Nippon Telegraph & Telephone Corp.	883,158	782,220
11,800	Orascom Telecom Holding SAE, GDR	74,146	51,920
15,000	Portugal Telecom SGPS SA	210,165	150,044
2,000	PT Indosat Tbk	1,061	1,092
1,000	Rostelecom, ADR	52,268	21,600
500	Sistema JSFC, GDR (b)	17,384	11,860
1,200	Tele2 AB, Cl. B	14,604	18,037
27,000	Telekom Austria AG	403,751	301,610
40,000	Touch America Holdings Inc.† (a)	38,488	0
110,000	Verizon Communications Inc.	4,091,829	3,082,200
75,000	VimpelCom Ltd., ADR†	720,805	1,213,500
2,000	Windstream Corp.	20,120	21,120

		10,215,702	8,577,446

	Wireless Communications — 2.3%
600	America Movil SAB de CV, Cl. L, ADR	9,424	28,500
2,000	China Mobile Ltd., ADR	33,988	98,820
2,000	China Unicom Hong Kong Ltd., ADR	16,278	26,600
171	M1 Ltd.	210	262
13,500	Millicom International Cellular SA	976,373	1,094,445
11,250	Mobile TeleSystems OJSC, ADR	175,074	215,550
1,000	NTT DoCoMo Inc.	1,438,659	1,521,235
600	SK Telecom Co. Ltd., ADR	12,374	8,838
200	SmarTone Telecommunications Holdings Ltd.	207	208
22,000	Turkcell Iletisim Hizmetleri A/S, ADR	378,706	285,560
29,000	United States Cellular Corp.†	1,356,795	1,193,350

		4,398,088	4,473,368

	TOTAL COMMUNICATIONS	21,929,996	21,926,973

	OTHER — 1.6%
	Aerospace — 0.3%
75,000	Rolls-Royce Group plc†	555,067	630,323
6,750,000	Rolls-Royce Group plc, Cl. C†	10,363	10,085

		565,430	640,408

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	36,210

	Entertainment — 0.9%
8,000	Time Warner Inc.	210,076	231,280
70,000	Vivendi	2,489,254	1,439,359

		2,699,330	1,670,639

	Investment Companies — 0.0%
3,000	Kinnevik Investment AB, Cl. B	41,537	48,440

	Publishing — 0.0%
8,000	Idearc Inc.† (a)	404	26

	Real Estate — 0.1%
6,075	Brookfield Asset Management Inc., Cl. A	65,353	137,417

	Transportation — 0.3%
20,000	GATX Corp.	569,753	533,600

	TOTAL OTHER	3,972,018	3,066,740

	TOTAL COMMON STOCKS	186,132,400	190,727,838

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	CONVERTIBLE PREFERRED STOCKS — 1.0%
	ENERGY AND UTILITIES — 1.0%
	Energy and Utilities: Natural Gas Integrated — 1.0%
2,000	El Paso Corp., 4.990% Cv. Pfd. (c)	$1,945,987	$1,982,400

	WARRANTS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
26,107	Mirant Corp., Ser. A, expire 01/03/11†	51,616	1,621

	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
16,000	Bharti Airtel Ltd., expire 09/19/13† (c)	108,378	90,523

	TOTAL WARRANTS	159,994	92,144

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Environmental Services — 0.1%
$100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	100,000	107,000

	U.S. GOVERNMENT OBLIGATIONS — 0.4%
	U.S. TREASURY BILLS — 0.4%
801,000	U.S. Treasury Bills, 0.127% to 0.162%††, 07/08/10 to 11/26/10	800,741	800,707

	TOTAL U.S. GOVERNMENT OBLIGATIONS	800,741	800,707

TOTAL INVESTMENTS — 100.0%		$189,139,122	193,710,089

Other Assets and Liabilities (Net)			12,733

PREFERRED STOCK (1,154,188 preferred shares outstanding)			(51,332,200)

NET ASSETS — COMMON SHARES (31,161,829 common shares outstanding)			$142,390,622

NET ASSET VALUE PER COMMON SHARE ($142,390,622 ÷ 31,161,829 shares outstanding)			$4.57

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2010, the market value of fair valued securities amounted to $103,939 or 0.05% of total investments.

(b)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2010, the market value of the Regulation S security amounted to $11,860 or 0.01% of total investments, which was valued under methods approved by Board of Trustees as follows:

				06/30/10
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
500	Sistema JSFC, GDR	10/10/07	$17,384	$23.7200

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of Rule 144A securities amounted to $2,072,923 or 1.07% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

Assets:
Investments, at value (cost $189,139,122)	$193,710,089
Foreign currency, at value (cost $11,065)	11,008
Dividends and interest receivable	494,903
Deferred offering expense	122,544
Prepaid expense	3,754

Total Assets	194,342,298

Liabilities:
Payable to custodian	22,587
Distributions payable	14,501
Payable for investment advisory fees	118,906
Payable for payroll expenses	26,915
Payable for accounting fees	7,500
Payable for shareholder communications expenses	180,008
Payable for auction agent fees	142,993
Payable for legal and audit fees	31,900
Unrealized depreciation on swap contracts	12,484
Other accrued expenses	61,682

Total Liabilities	619,476

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$142,390,622

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$140,993,894
Accumulated net investment income	695,373
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(3,857,408)
Net unrealized appreciation on investments	4,570,967
Net unrealized depreciation on swap contracts	(12,484)
Net unrealized appreciation on foreign currency translations	280

Net Assets	$142,390,622

Net Asset Value per Common Share:
($142,390,622 ÷ 31,161,829 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$4.57

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends (net of foreign taxes of $66,597)	$4,045,674
Interest	2,391

Total Investment Income	4,048,065

Expenses:
Investment advisory fees	1,020,571
Shareholder communications expenses	135,550
Shareholder services fees	84,102
Payroll expenses	72,977
Legal and audit fees	39,474
Trustees’ fees	37,205
Auction agent fees	31,860
Accounting fees	22,500
Custodian fees	15,097
Interest expense	53
Miscellaneous expenses	55,268

Total Expenses	1,514,657

Less:
Advisory fee reduction	(254,551)
Advisory fee reduction on unsupervised assets (See Note 3)	(10,565)

Total Reductions	(265,116)

Net Expenses	1,249,541

Net Investment Income	2,798,524

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(1,120,064)
Net realized loss on swap contracts	(450,048)
Net realized loss on foreign currency transactions	(893)

Net realized loss on investments, swap contracts, and foreign currency transactions	(1,571,005)

Net change in unrealized appreciation/depreciation:
on investments	(9,647,950)
on swap contracts	449,119
on foreign currency translations	(651)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(9,199,482)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(10,770,487)

Net Decrease in Net Assets Resulting from Operations	(7,971,963)

Total Distributions to Preferred Shareholders	(976,355)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(8,948,318)

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations:
Net investment income	$2,798,524	$5,230,299
Net realized loss on investments, swap contracts, and foreign currency transactions	(1,571,005)	(2,250,710)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(9,199,482)	23,660,404

Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,971,963)	26,639,993

Distributions to Preferred Shareholders:
Net investment income	(976,355)*	(1,965,939)

Total Distributions to Preferred Shareholders	(976,355)	(1,965,939)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(8,948,318)	24,674,054

Distributions to Common Shareholders:
Net investment income	(1,117,280)*	(2,413,479)
Return of capital	(10,055,516)*	(19,676,599)

Total Distributions to Common Shareholders	(11,172,796)	(22,090,078)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	1,664,858	3,328,163
Net increase in net assets from repurchase of preferred shares	—	36,704

Net Increase in Net Assets from Fund Share Transactions	1,664,858	3,364,867

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(18,456,256)	5,948,843

Net Assets Attributable to Common Shareholders:
Beginning of period	160,846,878	154,898,035

End of period (including undistributed net investment income of $695,373 and $0, respectively)	$142,390,622	$160,846,878

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
Selected data for a share of beneficial	June 30, 2010		Year Ended December 31,
interest outstanding throughout each period:	(Unaudited)		2009	2008		2007	2006	2005
Operating Performance:
Net asset value, beginning of period	$5.20		$5.09	$8.18		$8.19	$6.98	$7.14

Net investment income	0.09		0.17	0.18		0.19	0.17	0.18
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	(0.35)		0.69	(2.48)		0.61	1.84	0.45

Total from investment operations	(0.26)		0.86	(2.30)		0.80	2.01	0.63

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03	)(g)	(0.06)	(0.06)		(0.03)	(0.02)	(0.02)
Net realized gain	—		—	(0.03)		(0.07)	(0.08)	(0.07)

Total distributions to preferred shareholders	(0.03)		(0.06)	(0.09)		(0.10)	(0.10)	(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.29)		0.80	(2.39)		0.70	1.91	0.54

Distributions to Common Shareholders:
Net investment income	(0.04	)(g)	(0.08)	(0.10)		(0.16)	(0.16)	(0.14)
Net realized gain	—		—	(0.04)		(0.33)	(0.56)	(0.58)
Paid-in capital	(0.32	)(g)	(0.64)	(0.58)		(0.23)	—	—

Total distributions to common shareholders	(0.36)		(0.72)	(0.72)		(0.72)	(0.72)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.02		0.03	0.02		0.01	0.02	0.02
Increase in net asset value from repurchase of preferred shares	—		0.00 (i)	0.00	(i)	0.00 (i)	—	—
Offering costs for preferred shares charged to paid-in capital	—		—	—		—	—	0.00	(i)
Offering costs for issuance of rights charged to paid-in capital	—		—	(0.00	)(i)	—	0.00 (i)	(0.00	)(i)

Total fund share transactions	0.02		0.03	0.02		0.01	0.02	0.02

Net Asset Value Attributable to Common Shareholders, End of Period	$4.57		$5.20	$5.09		$8.18	$8.19	$6.98

Net asset value total return †	(7.93)%		14.19%	(31.68)%		8.08%	27.46%	5.71%

Market value, end of period	$7.94		$9.02	$5.90		$9.50	$9.94	$9.27

Investment total return ††	(7.78)%		70.88%	(31.81)%		3.42%	16.47%	7.79%

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended
Selected data for a share of beneficial	June 30, 2010		Year Ended December 31,
interest outstanding throughout each period:	(Unaudited)		2009	2008	2007	2006	2005
Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$193,723		$212,179	$206,724	$300,210	$297,511	$259,303
Net assets attributable to common shares, end of period (in 000’s)	$142,391		$160,847	$154,898	$245,617	$242,906	$204,698
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	3.64	%(h)	3.68%	2.68%	2.03%	2.24%	2.42%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.96	%(h)	2.04%	1.77%	—	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)(c)	1.62	%(h)	2.04%	1.50%	1.63%	1.75%	1.85%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.48	%(h)	1.50%	1.39%	—	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)(c)	1.22	%(h)	1.50%	1.18%	1.33%	1.40%	1.47%
Portfolio turnover rate †††	0%		4%	14%	13%	33%	19%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$28,832		$28,832	$29,326	$29,593	$29,605	$29,605
Total shares outstanding (in 000’s)	1,153		1,153	1,173	1,184	1,184	1,184
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$24.90		$23.86	$22.76	$23.36	$23.80	$25.02
Asset coverage per share	$94.35		$103.34	$99.72	$137.48	$136.21	$118.72
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$22,500		$22,500	$22,500	$25,000	$25,000	$25,000
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (e)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$94,348		$103,336	$99,721	$137,478	$136,210	$118,718
Asset Coverage (f)	377%		413%	399%	550%	545%	475%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005, would have been 29%, 34%, and 29%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.

(b)	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits for the year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.34%. For the years ended December 31, 2009, 2008, 2006, and 2005, the effect of Custodian Fee Credits was minimal.

(c)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would have been 1.62% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the six months ended June 30, 2010 and the years ended December 31, 2009 and 2008, the effect of interest expense was minimal.

(d)	Based on weekly prices.

(e)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(f)	Asset coverage is calculated by combining all series of preferred shares.

(g)	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(h)	Annualized.

(i)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization. The Gabelli Utility Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.
     The Fund’s primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 6/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$3,070,227	$—	$0	$3,070,227
COMMUNICATIONS
Telecommunications	8,473,533	103,913	0	8,577,446
OTHER
Aerospace	630,323	10,085	—	640,408
Publishing	—	—	26	26
Other Industries (a)	178,439,731	—	—	178,439,731

Total Common Stocks	190,613,814	113,998	26	190,727,838

Convertible Preferred Stocks (a)	1,982,400	—	—	1,982,400

Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	1,621	—	—	1,621
COMMUNICATIONS
Wireless Communications	—	90,523	—	90,523

Total Warrants	1,621	90,523	—	92,144

Convertible Corporate Bonds	—	107,000	—	107,000
U.S. Government Obligations	—	800,707	—	800,707

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$192,597,835	$1,112,228	$26	$193,710,089

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT:
Contract for Difference Swap Agreement	$—	$(12,484)	$—	$(12,484)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	6/30/10	at 6/30/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$0	$—	$—	$—	$—	$—	$—	$0	$—
COMMUNICATIONS
Telecommunications	0	—	—	—	—	—	—	0	—
OTHER
Publishing	—	—	—	—	—	26	—	26	—

Total Common Stocks	0	—	—	—	—	26	—	26	—

TOTAL INVESTMENTS IN SECURITIES	$0	$—	$—	$—	$—	$26	$—	$26	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund’s financial statements and determined that there is no impact as of June 30, 2010.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
The Fund’s derivative contracts held at June 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series B Auction Rate Cumulative Preferred Stock (“Series B Stock”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund held an interest rate swap agreement through June 2, 2010, with an average monthly notional amount of approximately $25,000,000. At June 30, 2010, there were no open interest rate swap agreements.
The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at June 30, 2010 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$222,545 (25,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/27/11	$(12,484)
The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2010 had an average monthly notional amount of approximately $213,046.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures. The Fund recognizes a realized gain or loss when the contract is closed.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the the six months ended June 30, 2010, the Fund had no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2010, the Fund had no investments in forward foreign exchange contracts.
Fair Values of Derivative Instruments as of June 30, 2010:
The following table presents the value of derivatives held as of June 30, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

	Statement of Assets and Liabilities
Derivative Contract	Location	Fair Value

Liabilities:
Equity Contracts	Liabilities, Unrealized depreciation on swap contracts	$(12,484)
Effect of Derivative Instruments on the Statement of Operations during the Six Months Ended June 30, 2010:
The following table presents the effect of derivatives on the Statement of Operations during the six months ended June 30, 2010, by primary risk exposure:

		Change in Unrealized
		Appreciation or
		Depreciation on
	Realized Gain or (Loss) on	Derivatives Recognized
Derivative Contracts	Derivatives Recognized in Income	in Income

Equity Contracts	$25,024	$(8,318)
Interest Rate Contracts	(475,072)	457,437

Total	$(450,048)	$449,119

     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2010, there were no open repurchase agreements.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the six months ended June 30, 2010.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the net asset value (“NAV”) of the Fund.
     Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares and Series B Auction Market Cumulative Preferred Shares (“Cumulative Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.
     The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of net short-term capital gains)	$2,413,479	$1,965,939
Return of capital	19,676,599	—

Total distributions paid	$22,090,078	$1,965,939

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     At December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(890,826)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	12,295,676
Other temporary differences*	57,476

Total	$11,462,326

*	Other temporary differences are primarily due to adjustments on preferred share class distributions payables, income from investments in hybrid securities, and mark-to-market and accrual adjustments on investments in swap contracts.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $890,826 which are available to reduce future required distributions of net capital gains to shareholders through 2017.
     The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$190,519,107	$23,477,987	$(20,287,005)	$3,190,982
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2010, the Fund did not incur any interest or penalties. As of June 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
December 31, 2009 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Shares for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Shares for the period. For the six months ended June 30, 2010, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap of the outstanding Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred Share assets were reduced by $254,551.
     During the six months ended June 30, 2010, the Fund paid brokerage commissions on security trades of $10,605 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2010, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2010, the Fund paid or accrued $72,977 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
     There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2010, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $10,565.
4. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $184,917 and $7,374,857, respectively.
     Sales of U.S. Government obligations for the six months ended June 30, 2010, other than short-term obligations, aggregated $117,206.
5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund did not repurchase any common shares of beneficial interest in the open market.
Transactions in shares of beneficial interest were as follows:

Six Months Ended
	June 30, 2010		Year Ended
	(Unaudited)		December 31, 2009
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	215,921	$1,664,858	515,887	$3,328,163
     A shelf registration authorizing the offering of preferred shares was declared effective by the SEC on June 13, 2008.
     The Fund is authorized to issue up to 2,005,000 shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Market Cumulative Preferred Shares at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Shares. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the 5.625% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the six months ended June 30, 2010, the Fund did not repurchase any shares of 5.625% Series A Cumulative Preferred Shares. At June 30, 2010, 1,153,288 shares of 5.625% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $13,515.
     On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Shares. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Shares ranged from 1.458% to 1.581% for the six months ended June 30, 2010. Since February 2008, the number of Series B Shares subject to bid orders by potential holders has been less than the number of Series B Shares subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Shares for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Shares may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B Auction Market Cumulative Preferred Shares in whole or in part at the redemption price at any time. There were no redemptions of Series B Shares during the six months ended June 30, 2010. At June 30, 2010, 900 shares of Series B Shares were outstanding with an annualized dividend rate of 1.578% per share and accrued dividends amounted to $986.
     The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
8. Other Matters. On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In an administrative order that was entered in connection with the settlement, the SEC found that the Investment Adviser had willfully violated Section 206(2) of the Investment Advisers Act of 1940, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws. The SEC’s order also noted the cooperation that the Investment Adviser gave the staff of the SEC. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Investment Adviser and the funds. The court dismissed certain claims, finding that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court, in response to a motion by the SEC, subsequently dismissed the remaining remedy without prejudice against the officer, which would allow the SEC to appeal the court’s rulings. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.
9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 30, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI UTILITY TRUST
Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)
At its meeting on February 24, 2010, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.
Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.
Investment Performance. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of sector equity closed-end funds prepared by Lipper. The Independent Board Members noted that the Fund’s performance had been excellent prior to a very poor last quarter of 2008 and was at the time in the bottom quintile of funds in its peer group for the prior one and three year period since inception.
Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge.
Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth.
Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale.
Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of sector equity closed-end funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s expense ratios were lower than average and the Fund’s size was average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and fees chargeable as assets attributable to leverage in certain circumstances.
Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the performance record, which at this point was relatively short-term only, had been both excellent and poor during various reporting periods and that the Independent Board Members would review performance carefully as the Fund’s performance record lengthened. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Utility Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Utility Trust
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS
THE GABELLI UTILITY TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

Dr. Thomas E. Bratter
President & Founder, John Dewey Academy

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association

John D. Gabelli
Senior Vice President,
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law,
Morrissey, Hawkins & Lynch

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers*

Bruce N. Alpert
President & Acting Treasurer

Peter D. Goldstein
Chief Compliance Officer & Acting Secretary

David I. Schachter
Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

		5.625%
	Common	Preferred
NYSE–Symbol:	GUT	GUT PrA
Shares Outstanding:	31,161,829	1,153,288

*	Agnes Mullady, Treasurer and Secretary, is on a leave of absence.
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com Semi Annual Report June 30, 2010 GUT Q2/2010

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid per	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	Share (or Unit)	Plans or Programs	Plans or Programs
Month #1	Common – N/A	Common – N/A	Common – N/A	Common – 30,980,272
01/01/10 through 01/31/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #2	Common – N/A	Common – N/A	Common – N/A	Common – 31,016,283
02/01/10 through 02/28/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #3	Common – N/A	Common – N/A	Common – N/A	Common – 31,053,583
03/01/10 through 03/31/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #4	Common – N/A	Common – N/A	Common – N/A	Common – 31,088,683
04/01/10 through 04/30/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #5	Common – N/A	Common – N/A	Common – N/A	Common – 31,125,663
05/01/10 through 05/31/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #6	Common – N/A	Common – N/A	Common – N/A	Common – 31,161,829
06/01/10 through 06/30/10	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Total	Common – N/A	Common – N/A	Common – N/A	N/A
	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On January 15, 2010, the Board of Trustees of The Gabelli Utility Trust (the “Fund”) approved and adopted an amendment (the “Amendment”) to the Amended and Restated By-Laws of the Fund. The Amendment was effective as of January 15, 2010. The Amendment sets forth the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 9/1/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer

Date 9/1/10

*	Print the name and title of each signing officer under his or her signature.